                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                )      Chapter 11
                                      )
PEREGRINE SYSTEMS, INC., et al.,(1)   )      Case No. 02-12740 (JKF)
                                      )      (Jointly Administered)
                         Debtors.     )

               MONTHLY OPERATING REPORT FOR PEREGRINE SYSTEMS, INC.
                      FOR THE MONTH ENDED FEBRUARY 28,2003

PACHULSKI, STANG, ZIEHL, YOUNG, JONES & WEINTRAUB P.C.
Laura Davis Jones (Bar No. 2436)
Richard M.Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No.4184)
919 North Market Street, 16th Floor
P.O.Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

April 16,2003

--------------------------
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
                       OFFICE OF THE US TRUSTEE - REGION 3

         IN RE: PEREGRINE SYSTEMS, INC.               CASE NO. 02-12740
                                            REPORTING PERIOD:  02/01/03-02/28/03

                            MONTHLY OPERATING REPORT
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

         Submit copy of report to any official committee appointed in the case

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             DOCUMENT            EXPLANATION
                        REQUIRED DOCUMENTS                                 FORM NO.          ATTACHED              ATTACHED
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                   X
-------------------------------------------------------------------------------------------------------------------------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)                           See Attestation
                                                                                                                Letter
-------------------------------------------------------------------------------------------------------------------------------
   Copies of bank statements                                                                                    See Attestation
                                                                                                                Letter
-------------------------------------------------------------------------------------------------------------------------------
   Cash disbursements journals                                                                  X
-------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                 MOR-2                   X
-------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                           MOR-3                   X
-------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                            MOR-4                                   See Attestation
                                                                                                                Letter
-------------------------------------------------------------------------------------------------------------------------------
   Copies of IRS Form 6123 or payment receipt                                                                   None
-------------------------------------------------------------------------------------------------------------------------------
   Copies of tax returns filed during reporting period                                                          None
-------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                    MOR-4                   X
-------------------------------------------------------------------------------------------------------------------------------
   Listing of aged accounts payable                                                                             Available upon
                                                                                                                request
-------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                            MOR-5                   X
-------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                    MOR-5                   X
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

___________________________                      _______________________________
Signature of Debtor                              Date

___________________________                      _______________________________
Signature of Joint Debtor                        Date

/s/ Ken Sexton                                   4/16/03
-------------------------------                  -------------------------------
Signature of Authorized Individual               Date

Ken Sexton                                       Chief Financial Officer
-------------------------------------            -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: February 28, 2003

PEREGRINE SYSTEMS, INC. Case No. 02-12740-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended February 28, 2003.

 ACCOUNT DESCRIPTION                  BANK NAME               BANK ACCOUNT NUMBER                BALANCE PER BOOKS
 -------------------                  ---------               -------------------                -----------------
Operating Account A                Bank of America               123-310-4096                       $    (75,729)
Operating Account B                Bank of America               145-010-8273                          3,292,588
Stock Options                    Salomon Smith Barney            6132003515765                                 0
Payroll                            Bank of America               145-090-8274                            183,676
Litigation                         Bank of America               123-310-4850                          3,200,000
Checking                           Bank of America               123-310-3945                         (2,377,860)
Money Market                       Bank of America                  874289                           150,000,000
Third Party Account                Bank of America               123-310-2013                            201,442
Lockbox                            Bank of America               736-631-0021                                  0
Cigna Health CA                        Citibank                    30490936                                    0
Cigna Health Non-CA                    Citibank                    30490928                                    0
Stock Options                      Bank of America               123-363-4482                                  0
IBM Collateral                         Key Bank                 40204230688340                                 0
IBM Escrow                         Bank of America               123-306-6938                         27,000,000
Telco Lockbox                      Bank of America               375-155-5694                                  0
Foothill Sweep Account             Well Fargo Bank                4000052746                                   0
A/R Financing                      Well Fargo Bank                4905015277                                   0
                                                                                                    ------------
                                                                                           Total    $181,424,117
                                                                                                    ============

2) All post-petition tax liabilities due and owing as of February 28, 2003 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: April 16, 2003

/s/ Ken Sexton
--------------------------
Ken Sexton
Chief Financial Officer
Peregrine Systems, Inc.

In re: Peregrine Systems, Inc.            Case No.  02-12740 (JKF)
                                          Reporting Period:  02/01/03 - 02/28/03

         Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
                                       BANK OF AMERICA   BANK OF AMERICA        SALOMON      BANK OF AMERICA   BANK OF AMERICA
                                        OPER. ACCT. A     OPER. ACCT. B      STOCK OPTIONS      PAYROLL          LITIGATION
                                        #1233-1-04096     #1450-1-08273     #6132003515765    #1450-9-08274     #1233104850
------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                     (75,729.24)    12,419,616.46         0.00            254,238.68      3,200,000.00
-----------------------------------------------------------------------------------------------------------------------------
RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------
CASH SALES
-----------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (1)                    (207,074.08)     1,749,776.95
-----------------------------------------------------------------------------------------------------------------------------
CASH FROM DEBTOR FINANCING-BMC                    0.00
-----------------------------------------------------------------------------------------------------------------------------
NET ADVANCES - FOOTHILL REVOLVER
-----------------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                               0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
TRANSFERS (FROM DIP ACCTS)                1,155,609.72    153,934,895.69                       3,482,935.62
-----------------------------------------------------------------------------------------------------------------------------
TRANSFER FROM NON-DEBTOR
   SUBSIDIARY
-----------------------------------------------------------------------------------------------------------------------------
TRANSFERS FROM DEBTOR AFFILIATE                                     0.00
-----------------------------------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                          948,535.64    155,684,672.64         0.00          3,482,935.62              0.00
-----------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------
NET PAYROLL                                                                                   (2,113,925.42)
-----------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                                                 (1,382,652.83)
-----------------------------------------------------------------------------------------------------------------------------
SALES, USE & OTHER TAXES                     (9,654.58)          (884.00)
-----------------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES
-----------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE                                         0.00
-----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                             (391,502.87)    (1,292,628.05)                         (2,577.64)
-----------------------------------------------------------------------------------------------------------------------------
SELLING                                           0.00
-----------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                               0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FOOTHILL
-----------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - BMC
-----------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FACTOR BANKS                     0.00
-----------------------------------------------------------------------------------------------------------------------------
PRE-PETITION EXPENSES*
-----------------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                   (547,378.19)  (158,754,251.08)                        (54,342.33)
-----------------------------------------------------------------------------------------------------------------------------
TRANSFERS TO DEBTOR AFFILIATE                     0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                 0.00     (4,763,937.43)
-----------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES
-----------------------------------------------------------------------------------------------------------------------------
COURT COSTS
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                        (948,535.64)  (164,811,700.56)        0.00         (3,553,498.22)             0.00
-----------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                     0.00     (9,127,027.92)        0.00            (70,562.60)             0.00
-----------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH (2)                     (75,729.24)     3,292,588.54         0.00            183,676.08      3,200,000.00
-----------------------------------------------------------------------------------------------------------------------------

                                                                        BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                  BANK OF AMERICA  BANK OF AMERICA   BANK OF AMERICA  BANK OF AMERICA   CITIBANK         CITIBANK
                                     CHECKING        MONEY MARKET    3RD PARTY ACCT   CHICAGO LOCKBOX  CIGNA - CA     CIGNA - NON-CA
                                    #1233103945        #874289        #1233102013       #7366310021     #30490936        #30490928
------------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH            (2,217,942.08)   150,000,000.00      201,243.88              0.00   (117,136.62)    (175,548.35)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
CASH SALES
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (1)                                                                 3,728,367.69
----------------------------------------------------------------------------------------------------------------------------------
CASH FROM DEBTOR FINANCING-BMC
----------------------------------------------------------------------------------------------------------------------------------
NET ADVANCES - FOOTHILL REVOLVER
----------------------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS
----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                       987.34        149,833.33          198.60
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS (FROM DIP ACCTS)          4,114,806.85    150,000,000.00                              0.00     229,956.32     317,421.87
----------------------------------------------------------------------------------------------------------------------------------
TRANSFER FROM NON-DEBTOR
   SUBSIDIARY
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS FROM DEBTOR AFFILIATE
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                  4,115,794.19    150,149,833.33          198.60      3,728,367.69     229,956.32     317,421.87
----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
NET PAYROLL
----------------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
----------------------------------------------------------------------------------------------------------------------------------
SALES, USE & OTHER TAXES             (218,198.47)
----------------------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                         0.00
----------------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                (803,334.56)
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                               (112,819.70)   (141,873.52)
----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                     (3,231,897.12)
----------------------------------------------------------------------------------------------------------------------------------
SELLING                                (4,200.00)
----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FOOTHILL
----------------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - BMC
----------------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FACTOR BANKS
----------------------------------------------------------------------------------------------------------------------------------
PRE-PETITION EXPENSES*
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                 (987.34)  (150,149,833.33)                    (3,728,367.69)
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS TO DEBTOR AFFILIATE
----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                     (17,095.00)
----------------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                 0.00
----------------------------------------------------------------------------------------------------------------------------------
COURT COSTS
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                (4,275,712.49)  (150,149,833.33)           0.00     (3,728,367.69)   (112,819.70)   (141,873.52)
----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                        (159,918.30)             0.00          198.60              0.00     117,136.62     175,548.35
----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH (2)            (2,377,860.38)   150,000,000.00      201,442.48              0.00           0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------

* PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

NOTES:

(1) FEBRUARY ACTIVITY IS NET OF APPROXIMATELY $1,188,000 OF REPAYMENTS TO ASSET PURCHASERS OF REMEDY, INC. AND OTHER PEREGRINE ASSETS FOR ACCOUNTS RECEIVABLE COLLECTIONS INADVERTENTLY REMITTED TO DEBTOR'S LOCKBOXES SUBSEQUENT TO EFFECTIVE DATES OF ASSET SALES.

(2) AN ESCROW ACCOUNT AT JP MORGAN WAS ESTABLISHED CONCURRENTLY WITH THE CLOSING OF THE REMEDY SALE TRANSACTION. $10 MILLION OF THE PURCHASE PRICE WENT DIRECTLY INTO THIS ACCOUNT AND WILL REMAIN IN ESCROW PENDING DETERMINATION OF FINAL PURCHASE PRICE ADJUSTMENTS. THIS PART OF THE PURCHASE PRICE WAS EXCLUDED FROM PROCEEDS OF ASSET SALES REPORTED ON REMEDY'S MOR-1. FUTURE PROCEEDS FROM THIS ACCOUNT, IF ANY, WILL BE REFLECTED UPON RECEIPT.

                              MOR-1 February 2003

In re: Peregrine Systems, Inc.             Case No. 02-12740 (JKF)
                                           Reporting Period: 02/01/03 - 02/28/03

         Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                                        BANK ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------
                                       BANK OF AMERICA      KEY BANK     BANK OF AMERICA   BANK OF AMERICA    WELLS FARGO
                                         OPTIONS ACCT    IBM COLLATERAL  IBM COLLECTIONS    TELCO LOCKBOX   FOOTHILL LOCKBOX
                                         #1233634482    #40204230688340    #1233066938     #01-3751555694     #4000-052746
----------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                     0.00              0.00        27,000,000.00            0.00            0.00
-----------------------------------------------------------------------------------------------------------------------
RECEIPTS
-----------------------------------------------------------------------------------------------------------------------
CASH SALES
-----------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (1)                                                                        1,365.00
-----------------------------------------------------------------------------------------------------------------------
CASH FROM DEBTOR FINANCING-BMC
-----------------------------------------------------------------------------------------------------------------------
NET ADVANCES - FOOTHILL REVOLVER
-----------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------
TRANSFERS (FROM DIP ACCTS)                                                                       898.89
-----------------------------------------------------------------------------------------------------------------------
TRANSFER FROM NON-DEBTOR SUBSIDIARY
-----------------------------------------------------------------------------------------------------------------------
TRANSFERS FROM DEBTOR AFFILIATE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                          0.00              0.00                 0.00        2,263.89            0.00
-----------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------
NET PAYROLL
-----------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
-----------------------------------------------------------------------------------------------------------------------
SALES, USE & OTHER TAXES
-----------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES
-----------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES
-----------------------------------------------------------------------------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                                                  (898.89)
-----------------------------------------------------------------------------------------------------------------------
SELLING
-----------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FOOTHILL
-----------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - BMC
-----------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FACTOR BANKS
-----------------------------------------------------------------------------------------------------------------------
PRE-PETITION EXPENSES*
-----------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                                                      (1,365.00)
-----------------------------------------------------------------------------------------------------------------------
TRANSFERS TO DEBTOR AFFILIATE
-----------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES
-----------------------------------------------------------------------------------------------------------------------
COURT COSTS
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                         0.00              0.00                 0.00       (2,263.89)           0.00
-----------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                               0.00              0.00                 0.00            0.00            0.00
-----------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH (2)                     0.00              0.00        27,000,000.00            0.00            0.00
-----------------------------------------------------------------------------------------------------------------------

                                                            CURRENT
                                      BANK ACCOUNTS         --------
                                      --------------                      LESS: PAYMENTS
                                       WELLS FARGO           BEFORE        ON BEHALF OF       CURRENT             CUMULATIVE
                                      A/R FINANCING          REMEDY         PEREGRINE          MONTH                  TO
                                       #4905-15277         ADJUSTMENT       REMEDY (1)         ACTUAL                DATE
------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                    0.00          190,488,742.73                    190,488,742.73         4,776,667.00
------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
------------------------------------------------------------------------------------------------------------------------------
CASH SALES                                                         0.00                              0.00
------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (1)                                    5,272,435.56                      5,272,435.56        36,702,689.42
------------------------------------------------------------------------------------------------------------------------------
CASH FROM DEBTOR FINANCING-BMC                                     0.00                              0.00        54,013,791.00
------------------------------------------------------------------------------------------------------------------------------
NET ADVANCES - FOOTHILL REVOLVER                                   0.00                              0.00         2,144,024.01
------------------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                     0.00                              0.00         5,018,188.00
------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                          151,019.27                        151,019.27         1,048,222.38
------------------------------------------------------------------------------------------------------------------------------
TRANSFERS (FROM DIP ACCTS)                               313,236,524.96                    313,236,524.96     1,806,717,020.71
------------------------------------------------------------------------------------------------------------------------------
TRANSFER FROM NON-DEBTOR SUBSIDIARY                                0.00                                             254,513.57
------------------------------------------------------------------------------------------------------------------------------
TRANSFERS FROM DEBTOR AFFILIATE                                    0.00                              0.00       298,513,791.00
------------------------------------------------------------------------------------------------------------------------------
                                                                   0.00                              0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                         0.00          318,659,979.79                    318,659,979.79     2,204,412,240.09
------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------
NET PAYROLL                                               (2,113,925.42)       0.00         (2,113,925.42)      (14,208,963.33)
------------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                             (1,382,652.83)       0.00         (1,382,652.83)       (7,400,362.85)
------------------------------------------------------------------------------------------------------------------------------
SALES, USE & OTHER TAXES                                    (228,737.05)                      (228,737.05)       (2,101,073.65)
------------------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                0.00                              0.00          (114,973.67)
------------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                       (803,334.56)                      (803,334.56)       (5,125,819.12)
------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                   (254,693.22)                      (254,693.22)       (2,749,071.74)
------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                            (4,919,504.57)                    (4,919,504.57)      (33,451,446.58)
------------------------------------------------------------------------------------------------------------------------------
SELLING                                                       (4,200.00)                        (4,200.00)         (298,394.86)
------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                                0.00                              0.00        (4,398,867.83)
------------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FOOTHILL                                          0.00                              0.00       (35,117,481.69)
------------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - BMC                                               0.00                              0.00       (54,013,791.00)
------------------------------------------------------------------------------------------------------------------------------
LOAN REPAYMENT - FACTOR BANKS                                      0.00                              0.00       (43,566,996.41)
------------------------------------------------------------------------------------------------------------------------------
PRE-PETITION EXPENSES*                                             0.00                              0.00        (1,650,181.06)
------------------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                (313,236,524.96)                  (313,236,524.96)   (1,806,717,020.71)
------------------------------------------------------------------------------------------------------------------------------
TRANSFERS TO DEBTOR AFFILIATE                                      0.00                              0.00          (400,000.00)
------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                         (4,781,032.43)                    (4,781,032.43)       (4,896,730.05)
------------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                        0.00                              0.00           (18,000.00)
------------------------------------------------------------------------------------------------------------------------------
COURT COSTS                                                        0.00                              0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                        0.00         (327,724,605.04)       0.00       (327,724,605.04)   (2,016,229,174.55)
------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                              0.00           (9,064,625.25)       0.00         (9,064,625.25)      188,183,065.54
------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH (2)                    0.00          181,424,117.48
------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES  (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                               327,724,605.04
    LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                             (313,236,524.96)
    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                         0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                    14,488,080.08

NOTES:
------
(1) FEBRUARY ACTIVITY IS NET OF APPROXIMATELY $1,188,000 OF REPAYMENTS TO ASSET PURCHASERS OF REMEDY, INC. AND OTHER PEREGRINE ASSETS FOR ACCOUNTS RECEIVABLE COLLECTIONS INADVERTENTLY REMITTED TO DEBTOR'S LOCKBOXES SUBSEQUENT TO EFFECTIVE DATES OF ASSET SALES.

(2) AN ESCROW ACCOUNT AT JP MORGAN WAS ESTABLISHED CONCURRENTLY WITH THE CLOSING OF THE REMEDY SALE TRANSACTION. $10 MILLION OF THE PURCHASE PRICE WENT DIRECTLY INTO THIS ACCOUNT AND WILL REMAIN IN ESCROW PENDING DETERMINATION OF FINAL PURCHASE PRICE ADJUSTMENTS. THIS PART OF THE PURCHASE PRICE WAS EXCLUDED FROM PROCEEDS OF ASSET SALES REPORTED ON REMEDY'S MOR-1. FUTURE PROCEEDS FROM THIS ACCOUNT, IF ANY, WILL BE REFLECTED UPON RECEIPT.

                              MOR-1 February 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                            SUMMARY OF DISBURSEMENTS
                              02/01/2003-02/28/2003

WIRE TRANSFERS:
       B OF A OPERATING ACCOUNT A (#1233-1-04096):                                   948,535.64
       B OF A OPERATING ACCOUNT B (#1450-1-08273):                               164,811,700.56
       B OF A PAYROLL ACCOUNT (#1450-9-08274)                                      3,553,498.22
       B OF A CHECKING ACCOUNT (#1233103945)                                             987.34
       B OF A MONEY MARKET (#874289)                                             150,149,833.33
       B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)                                3,728,367.69
       B OF A TELCO LOCKBOX ACCOUNT ($01-3751555694)                                   2,263.89
                                                                                ---------------
TOTAL PAYMENTS BY WIRE (INCLUDING PAYROLL TRANSFERS)                             323,195,186.67

PAYMENTS BY CHECK:
       B OF A CHECKING ACCOUNT (#1233103945)                                       4,274,725.15
       Citibank Cigna-CA Account (#30490936)                                         112,819.70
       Citibank Cigna- Non-CA Account( #30490928)                                    141,873.52
                                                                                ---------------
TOTAL PAYMENTS BY CHECK                                                            4,529,418.37

                                                                                ---------------
TOTAL OF ALL DISBURSEMENTS AND TRANSFERS                                        $327,724,605.04
                                                                                ===============

                               MOR-1 February 2003

                             PEROGRINO SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              02/01/2003-02/28/2003

   Date                Payee                       Description                  Amount          MOR-1 Category
B OF A OPERATING ACCOUNT A (#1233-1-04096):

   2/4/2003   Maximus                    Remit Cash Collected on Sold A/R      32,325.04   Other
   2/4/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R     174,749.04   Other
   2/4/2003   Profitline                 Utilities                            283,527.28   Administrative
   2/6/2003   Profitline                 Utilities                                150.85   Administrative
   2/6/2003   Putnam                     401(k) Plan Remittances              127,824.74   Administrative
  2/20/2003   Texnet State Comptroller   Sales, Use & Other Taxes               8,221.33   Sales, Use & Other Taxes
  2/21/2003   Ohio Sales & Use Tax       Sales, Use & Other Taxes                 138.75   Sales, Use & Other Taxes
  2/28/2003   State of CT Taxes          Sales, Use & Other Taxes               1,294.50   Sales, Use & Other Taxes
                                                                             -----------
SUBTOTAL - DISBURSEMENTS                                                      808,231.53

LESS: PAYMENTS COLLECTED BY PEREGRINE ON BEHALF OF SOLD COMPANIES THAT ARE A RETURN OF CASH (1)
   2/4/2003   Maximus                    Remit Cash Collected on Sold A/R     (32,325.04)
   2/4/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R    (174,749.04)
                                                                             -----------
                                                                             (207,074.08)

NET DISBURSEMENTS                                                             401,157.45

Transfers:
   2/3/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                 8,843.06
   2/4/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                 9,173.19
   2/5/2003   Citibank CIGNA Accounts (#30490936 and #30490928)               119,337.66
   2/6/2003   Citibank CIGNA Accounts (#30490936 and #30490928)               298,721.41
   2/7/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                57,561.57
  2/10/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                14,737.09
  2/11/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                10,500.74
  2/12/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                 8,348.34
  2/13/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                 5,505.53
  2/14/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                13,611.88
  2/19/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                    22.62
  2/20/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                   430.98
  2/21/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                   452.53
  2/26/2003   Citibank CIGNA Accounts (#30490936 and #30490928)                   131.59
                                                                             -----------
              SUBTOTAL - TRANSFERS TO CIGNA ACCOUNTS                          547,378.19

SUBTOTAL - TRANSFERS                                                          547,378.19

                                                                             -----------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A OPERATING ACCT A                   948,535.64
                                                                             ===========

                               MOR-1 February 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              02/01/2003-02/28/2003

     Date                  Payee                        Description                 Amount            MOR-1 Category
B OF A OPERATING ACCOUNT B (#1450-1-08273)

       2/3/2003   Bank of America            Merchant fees                            1,389.66   Administrative
       2/6/2003   BMC Software               Remit Cash Collected on Sold A/R       158,777.67   Other
       2/7/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R        29,520.25   Other
       2/7/2003   Parpul                     January Payroll                        179,087.99   Administrative
      2/12/2003   Profitline                 Utilities                               38,339.60   Administrative
      2/14/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R         8,318.73   Other
      2/14/2003   Putnam                     401(k) Plan Remittances                122,720.23   Administrative
      2/18/2003   Alessandra Di Pofi         Translation Services                     1,565.43   Administrative
      2/18/2003   Guiseppe Nuzzolese         Translation Services                     1,160.81   Administrative
      2/19/2003   Rita Lowas                 Employee Travel Advance                  5,000.00   Administrative
      2/19/2003   Slephanle Thompson         Employee Travel Advance                  3,000.00   Administrative
      2/19/2003   Rita Lowas                 Employee Travel Advance                  5,000.00   Administrative
      2/20/2003   FL Dept of Revenue         Sales, Use & Other Taxes                   884.00   Sales, Use & Other Taxes
      2/21/2003   Profitline                 Utilities                              210,056.54   Administrative
      2/21/2003   BMC Software               Remit Cash Collected on Sold A/R       170,881.98   Other
      2/21/2003   BMC Software               Remit Cash Collected on Sold A/R       606,988.46   Other
      2/24/2003   Felicita De Pace           Translation Services                       410.16   Administrative
      2/25/2003   Silicone Valley Bank       Remit Cash - Financed Receivables      556,370.20   Administrative
      2/26/2003   Shinlchi Yoda                                                         971.18   Administrative
      2/26/2003   Profitline                 Utilities                              165,646.89   Administrative
      2/28/2003   Marval & O'Farrell                                                  1,010.47   Administrative
      2/26/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R         6,576.25   Other
      2/27/2003   Pachulski, Stang, Et.Al.   Legal Fees - Bankruptcy              1,426,326.34   Professional Fees
      2/27/2003   PriceWaterhouse            Professional Fees - Audit            2,252,330.56   Professional Fees
      2/27/2003   Kibel Green, Inc.          Professional Fees - Bankruptcy         227,119.41   Professional Fees
      2/27/2003   Heller Herman, Et.Al.      Professional Fees - Creditors          858,161.12   Professional Fees
                                                                                  ------------
SUBTOTAL - DISBURSEMENTS                                                          7,037,613.93

LESS: PAYMENTS COLLECTED BY PEREGRINE ON BEHALF OF SOLD COMPANIES THAT ARE A RETURN OF CASH (1)
       2/6/2003   BMC Software               Remit Cash Collected on Sold A/R      (158,777.67)  Other
      2/21/2003   BMC Software               Remit Cash Collected on Sold A/R      (170,881.98)  Other
      2/21/2003   BMC Software               Remit Cash Collected on Sold A/R      (606,988.46)  Other
       2/7/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R       (29,520.25)  Other
      2/14/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R        (8,318.73)  Other
      2/26/2003   Symphony Service Corp      Remit Cash Collected on Sold A/R        (6,576.25)  Other
                                                                                  ------------
                                                                                   (981,063.34)

NET DISBURSEMENTS                                                                 6,056,550.59

Transfers:
       2/3/2003   To B of A Checking #1233103945                                    746,013.83
       2/4/2003   To B of A Checking #1233103945                                     94,403.54
       2/5/2003   To B of A Checking #1233103945                                    285,855.77
       2/6/2003   To B of A Checking #1233103945                                    443,952.93
       2/7/2003   To B of A Checking #1233103945                                    256,598.83
      2/10/2003   To B of A Checking #1233103945                                    416,872.13
      2/11/2003   To B of A Checking #1233103945                                    130,911.19
      2/12/2003   To B of A Checking #1233103945                                    226,792.55
      2/13/2003   To B of A Checking #1233103945                                    129,426.90
      2/14/2003   To B of A Checking #1233103945                                     27,266.26
      2/18/2003   To B of A Checking #1233103945                                    212,449.75
      2/19/2003   To B of A Checking #1233103945                                    110,096.44
      2/20/2003   To B of A Checking #1233103945                                     87,787.67
      2/21/2003   To B of A Checking #1233103945                                    160,591.53
      2/24/2003   To B of A Checking #1233103945                                    334,601.51
      2/25/2003   To B of A Checking #1233103945                                    154,739.29
      2/26/2003   To B of A Checking #1233103945                                     67,955.19
      2/27/2003   To B of A Checking #1233103945                                     13,598.36
      2/28/2003   To B of A Checking #1233103945                                    214,893.18
                                                                                  ------------
                  SUBTOTAL - TRANSFERS TO B OF A CHECKING                         4,114,806.85

                               MOR-1 February 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              02/01/2003-02/28/2003

     Date                              Payee                          Description              Amount        MOR-1 Category
       2/3/2003   To B of A Operating Acct A $1233-1-04096                                       8,843.06
       2/4/2003   To B of A Operating Acct A $1233-1-04096                                     479,774.55
       2/5/2003   To B of A Operating Acct A $1233-1-04096                                     119,337.66
       2/6/2003   To B of A Operating Acct A $1233-1-04096                                     426,697.00
       2/7/2003   To B of A Operating Acct A $1233-1-04096                                      57,561.57
      2/10/2003   To B of A Operating Acct A $1233-1-04098                                      14,737.09
      2/11/2003   To B of A Operating Acct A $1233-1-04098                                      10,500.74
      2/12/2003   To B of A Operating Acct A $1233-1-04096                                       8,348.34
      2/13/2003   To B of A Operating Acct A $1233-1-04096                                       5,505.53
      2/14/2003   To B of A Operating Acct A $1233-1-04096                                      13,611.88
      2/19/2003   To B of A Operating Acct A $1233-1-04096                                          22.62
      2/20/2003   To B of A Operating Acct A $1233-1-04096                                       8,652.31
      2/21/2003   To B of A Operating Acct A $1233-1-04096                                         591.28
      2/26/2003   To B of A Operating Acct A $1233-1-04096                                         131.59
      2/28/2003   To B of A Operating Acct A $1233-1-04096                                       1,294.50
                                                                                           --------------
                  SUBTOTAL - TRANSFERS TO B OF A OPERATING ACCT A                            1,155,609.72

       2/3/2003   To B of A Payroll Account $1450-9-08274                                       11,969.93
       2/4/2003   To B of A Payroll Account $1450-9-08274                                       10,521.15
       2/5/2003   To B of A Payroll Account $1450-9-08274                                        8,135.87
       2/6/2003   To B of A Payroll Account $1450-9-08274                                          685.64
       2/7/2003   To B of A Payroll Account $1450-9-08274                                        3,819.33
      2/10/2003   To B of A Payroll Account $1450-9-08274                                       31,046.25
      2/12/2003   To B of A Payroll Account $1450-9-08274                                      975,447.44
      2/13/2003   To B of A Payroll Account $1450-9-08274                                      643,619.34
      2/18/2003   To B of A Payroll Account $1450-9-08274                                       20,189.26
      2/19/2003   To B of A Payroll Account $1450-9-08274                                       31,746.78
      2/20/2003   To B of A Payroll Account $1450-9-08274                                       11,542.78
      2/21/2003   To B of A Payroll Account $1450-9-08274                                       10,664.31
      2/24/2003   To B of A Payroll Account $1450-9-08274                                       25,856.19
      2/26/2003   To B of A Payroll Account $1450-9-08274                                      965,631.18
      2/27/2003   To B of A Payroll Account $1450-9-08274                                      728,216.49
      2/28/2003   To B of A Payroll Account $1450-9-08274                                        3,843.68
                                                                                           --------------
                  SUBTOTAL - TRANSFERS TO B OF A PAYROLL ACCOUNT                             3,482,935.62

      2/27/2003   Transfer to B of A Telco Lockbox Account #01-3751555694                          898.89

      2/10/2003   Transfer to B of A Money Market Account #874289                          150,000,000.00

                                                                                           --------------
SUBTOTAL - TRANSFERS                                                                       158,754,251.08

                                                                                           --------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A OPERATING ACCT B                                164,811,700.56
                                                                                           ==============

B OF A PAYROLL ACCOUNT (#1450-9-08274)

Disbursements:
        Various   ProBusiness                                               Fees                 2,577.64   Administrative
      2/11/2003   See Payroll Reports at Exhibit 1                    Payroll and taxes      1,664,020.29   Payroll
      2/18/2003   See Payroll Reports at Exhibit 1                    Payroll and taxes         37,129.91   Payroll
      2/18/2003   See Payroll Reports at Exhibit 1                    Payroll and taxes          5,800.00   Payroll
      2/20/2003   See Payroll Reports at Exhibit 1                    Payroll and taxes         15,208.15   Payroll
      2/25/2003   See Payroll Reports at Exhibit 1                    Payroll and taxes      1,735,756.37   Payroll
      2/27/2003   See Payroll Reports at Exhibit 1                    Payroll and taxes         38,663.53   Payroll
                                                                                           --------------
                  SUBTOTAL - DISBURSEMENTS                                                   3,499,155.89

      2/28/2003   Transfer to B of A Checking Acct B (#1450-1-08273)                            54,342.33

                                                                                           --------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A PAYROLL ACCOUNT                                   3,553,498.22
                                                                                           ==============

B OF A CHECKING ACCOUNT (#1233-1-03945)

      2/24/2003   Transfer to B of A Checking Acct B (#1450-1-08273)                               987.34

                                                                                           --------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A CHECKING ACCOUNT                                        987.34
                                                                                           ==============

                               MOR-1 February 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              02/01/2003-02/28/2003

     Date                              Payee                          Description              Amount        MOR-1 Category
B OF A MONEY MARKET ACCOUNT (#874289)

      2/10/2003 Transfer to B of A Operating Acct B (#1450-1-08273)                        150,149,833.33

TOTAL DISBURSEMENTS AND TRANSFERS - B OF A MONEY MARKET ACCOUNT                            150,149,833.33

B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)

       2/3/2003   To B of A Checking Acct B (#1450-1-08273)                                    804,075.64
       2/4/2003   To B of A Checking Acct B (#1450-1-08273)                                    295,078.32
       2/5/2003   To B of A Checking Acct B (#1450-1-08273)                                     53,191.00
       2/6/2003   To B of A Checking Acct B (#1450-1-08273)                                     30,318.76
       2/7/2003   To B of A Checking Acct B (#1450-1-08273)                                    157,141.77
      2/10/2003   To B of A Checking Acct B (#1450-1-08273)                                    685,910.05
      2/11/2003   To B of A Checking Acct B (#1450-1-08273)                                    188,883.41
      2/12/2003   To B of A Checking Acct B (#1450-1-08273)                                        500.00
      2/14/2003   To B of A Checking Acct B (#1450-1-08273)                                     86,853.87
      2/18/2003   To B of A Checking Acct B (#1450-1-08273)                                    176,117.01
      2/19/2003   To B of A Checking Acct B (#1450-1-08273)                                     86,608.52
      2/20/2003   To B of A Checking Acct B (#1450-1-08273)                                    239,615.40
      2/21/2003   To B of A Checking Acct B (#1450-1-08273)                                     29,918.66
      2/24/2003   To B of A Checking Acct B (#1450-1-08273)                                    632,600.48
      2/25/2003   To B of A Checking Acct B (#1450-1-08273)                                     12,414.13
      2/26/2003   To B of A Checking Acct B (#1450-1-08273)                                      6,807.00
      2/28/2003   To B of A Checking Acct B (#1450-1-08273)                                    242,333.67
                                                                                           --------------
TOTAL TRANSFERS - B OF A CHICAGO LOCKBOX ACCOUNT                                             3,728,367.69
                                                                                           ==============

WELLS FARGO A/R FINANCING ACCOUNT (#490-5015277)

B OF A TELCO LOCKBOX ACCOUNT ($01-3751555694)

Disbursement: Bank Fees                                                                            898.89   Administrative

Transfers:
      2/10/2003     To B of A Operating Acct B (#1450-1-08273)                                   1,365.00
                                                                                           --------------
                    Subtotal - Transfers to B of A Operating Account B                           1,365.00

                                                                                           --------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A TELCO LOCKBOX ACCOUNT                                 2,263.89
                                                                                           ==============

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
073054       2003-02-20     Goode,Janice S.                                   Administrative                            30.00

073055       2003-02-20     Leclainche,Janet                                  Administrative                           991.64

073056       2003-02-27     Butler,Doran D.                                   Administrative                         1,685.86

073057       2003-02-27     Elevich,Gregory                                   Administrative                           470.43

073058       2003-02-27     Leclainche,Janet                                  Administrative                            30.00

201919       2003-02-03     Town & Country Insurance Agency Inc               Administrative                        59,321.00

201920       2003-02-04     Internal Revenue Service                          Sales, Use & Other Tax                17,143.54

201921       2003-02-05     Marriott Del Mar                                  Administrative                        69,227.00

201922       2003-02-06     American Express                                  Administrative                         2,004.80

201923       2003-02-06     American Express                                  Administrative                        46,913.36

201924       2003-02-06     American Express                                  Administrative                         5,818.08

201925       2003-02-06     American Express                                  Administrative                         7,486.34

201926       2003-02-06     Anita Flagg                                       Administrative                         3,280.00

201927       2003-02-06     Applied Communications Group                      Administrative                        66,666.66

201928       2003-02-06     Arizona Department of Revenue                     Sales, Use & Other Tax                 5,478.28

201929       2003-02-06     BMC Software, Inc.                                VOID                                       0.00

201930       2003-02-06     Baker & McKenzie                                  Administrative                         5,945.21

201931       2003-02-06     Birlasoft, Inc.                                   Administrative                         3,600.00

201932       2003-02-06     Brian Carmody                                     Administrative                         5,840.00

201933       2003-02-06     CT Corporation System                             Administrative                           125.00

201934       2003-02-06     California Secretary of State                     Sales, Use & Other Tax                   250.00

201935       2003-02-06     Ceridian Employer Services, Inc                   Administrative                            75.00

201936       2003-02-06     Comptroller of Maryland                           Sales, Use & Other Tax                 4,282.25

201937       2003-02-06     Connecticut Department of Revenue                 Sales, Use & Other Tax                 3,308.65

201938       2003-02-06     County of Loudoun                                 Administrative                           805.07

201939       2003-02-06     Deer Park Spring Water Co., Inc.                  Administrative                           200.64

201940       2003-02-06     Donna Shelton                                     Administrative                         1,697.14

201941       2003-02-06     Dynamic Computing Services Corporation            Administrative                         2,000.00

201942       2003-02-06     Evergreen Systems, Inc.                           Administrative                        53,259.01

201943       2003-02-06     Federal Express Corporation                       Administrative                         1,960.54

201944       2003-02-06     Flanagan Consulting Group                         Administrative                         4,000.00

201945       2003-02-06     Georgia Department of Revenue                     Sales, Use & Other Tax                 1,890.00

201946       2003-02-06     Global Consulting Services of U.S., Inc.          Administrative                         4,800.00

201947       2003-02-06     HQ Global Workplaces                              Secured/Rent/Leases                    3,062.37

201948       2003-02-06     Hartford Life Insurance Co.                       Administrative                        10,645.00

201949       2003-02-06     Illinois Department of Revenue                    Sales, Use & Other Tax                11,585.00

201950       2003-02-06     Inez Luna                                         Administrative                         1,497.22

201951       2003-02-06     Iowa Department of Revenue & Finance              Sales, Use & Other Tax                 2,926.83

201952       2003-02-06     J. Gregory Kasun                                  Administrative                        13,788.72

201953       2003-02-06     JCube Corporation                                 Administrative                        13,871.17

201954       2003-02-06     Jessica Parrish                                   Administrative                           600.00

201955       2003-02-06     Kaiser Foundation Health Plan, Inc.               Administrative                         3,202.37

201956       2003-02-06     Kaiser Foundation Health Plan, Inc.               Administrative                        12,002.37

201957       2003-02-06     Kelly Staff Leasing, Inc.                         Administrative                        47,368.67

201958       2003-02-06     Kevin Ortzman                                     Administrative                        14,000.00

201959       2003-02-06     Loquant, Ltda.                                    Administrative                         3,814.20

201960       2003-02-06     Michael Rawlings                                  Administrative                         3,360.00

201961       2003-02-06     Massachusetts Department of Revenue               Sales, Use & Other Tax                16,573.24

201962       2003-02-06     Merrill Communications LLC                        Administrative                         2,276.00

201963       2003-02-06     Michael J. Wright                                 Administrative                        20,455.84

201964       2003-02-06     Michael Sanders                                   Administrative                         5,555.00

201965       2003-02-06     Michigan Department of Treasury                   Sales, Use & Other Tax                 3,487.52

201966       2003-02-06     Mikkel Staal Eggen                                Administrative                         6,322.75

201967       2003-02-06     Missouri Department of Revenue                    Sales, Use & Other Tax                22,223.63

201968       2003-02-06     Mulludee Schlitt                                  Administrative                         6,800.00

201969       2003-02-06     NIIT USA Inc.                                     Administrative                         1,585.03

201970       2003-02-06     New Jersey Division of Taxation                   Sales, Use & Other Tax                18,537.88

201971       2003-02-06     New Mexico Taxation & Revenue Department          Sales, Use & Other Tax                 4,913.00

201972       2003-02-06     New York State Sales Tax                          Sales, Use & Other Tax                 4,935.00

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
201973       2003-02-06     Ohio Treasurer of State                           Sales, Use & Other Tax                 3,387.08

201974       2003-02-06     Orchestrated Solutions, LLC                       Administrative                         6,700.00

201975       2003-02-06     Patrick Murphy                                    Administrative                         5,760.00

201976       2003-02-06     Primero Systems, Inc.                             Administrative                        22,975.00

201977       2003-02-06     ProBusiness, Inc.                                 Administrative                           458.92

201978       2003-02-06     Quinn Emanuel Urquhart Oliver & Hedges            Administrative                           410.85

201979       2003-02-06     Recall Total Information Mgmt, Inc.               Administrative                         1,550.00

201980       2003-02-06     Rocky Mountain Employee Benefits, Inc.            Administrative                           100.00

201981       2003-02-06     San Diego Gas & Electric                          Administrative                        11,556.04

201982       2003-02-06     San Diego Gas & Electric                          Administrative                         1,237.81

201983       2003-02-06     San Diego Gas & Electric                          Administrative                         1,690.44

201984       2003-02-06     San Diego Gas & Electric                          Administrative                         2,981.49

201985       2003-02-06     San Diego Gas & Electric                          Administrative                         2,021.15

201986       2003-02-06     San Diego Gas & Electric                          Administrative                         8,352.54

201987       2003-02-06     San Diego Gas & Electric                          Administrative                         4,629.37

201988       2003-02-06     San Diego Gas & Electric                          Administrative                         4,178.34

201989       2003-02-06     San Diego Gas & Electric                          Administrative                         3,979.80

201990       2003-02-06     San Diego Gas & Electric                          Administrative                           964.98

201991       2003-02-06     San Diego Gas & Electric                          Administrative                         1,801.07

201992       2003-02-06     Scurio Consulting, Inc                            Administrative                        16,800.00

201993       2003-02-06     Steve Lagotta                                     Administrative                         6,080.00

201994       2003-02-06     Tennessee Secretary of State                      Sales, Use & Other Tax                    20.00

201995       2003-02-06     Texas Comptroller of Public Accounts              Sales, Use & Other Tax                52,582.52

201996       2003-02-06     Universal Protection Service Corporation          Administrative                        11,207.16

201997       2003-02-06     Virginia Department of Revenue                    Sales, Use & Other Tax                 9,243.74

201998       2003-02-06     Washington Department of Revenue                  Sales, Use & Other Tax                22,181.36

201999       2003-02-06     Kansas Dept. of Revenue                           Sales, Use & Other Tax                 2,926.83

202000       2003-02-06     Adele Wilcox                                      Administrative                           936.38

202001       2003-02-06     Andrew Cahill                                     Administrative                         7,046.93

202002       2003-02-06     Charlette Angel                                   Administrative                         1,454.75

202003       2003-02-06     Craig Kirk                                        Administrative                           846.96

202004       2003-02-06     Craig Patchett                                    Administrative                           233.56

202005       2003-02-06     Craig Ryall                                       Administrative                         4,620.64

202006       2003-02-06     Craig Tropea                                      Administrative                           253.04

202007       2003-02-06     Daniel Hower                                      Administrative                            53.61

202008       2003-02-06     David Baron                                       Administrative                         4,502.15

202009       2003-02-06     Deborah Kearney                                   Administrative                         1,387.98

202010       2003-02-06     Donald Brandt Jr                                  Administrative                         2,504.09

202011       2003-02-06     Doran Butler                                      Administrative                         3,002.75

202012       2003-02-06     Edward Chopskie                                   Administrative                        13,004.99

202013       2003-02-06     Francisco Fantauzzi                               Administrative                           616.50

202014       2003-02-06     Frank Hicks                                       Administrative                         1,014.52

202015       2003-02-06     Gary Greenfield                                   Administrative                         6,083.61

202016       2003-02-06     Holly Heid                                        Administrative                         1,835.60

202017       2003-02-06     James Fernandez                                   Administrative                           672.26

202018       2003-02-06     Janette McCusker                                  Administrative                        10,000.00

202019       2003-02-06     Jennifer Edwards                                  Administrative                            74.27

202020       2003-02-06     Joe Holloway                                      Administrative                            30.16

202021       2003-02-06     Kellie Abbott                                     Administrative                            48.38

202022       2003-02-06     Kevin Kish                                        Administrative                         3,330.41

202023       2003-02-06     Larry De'Ath                                      Administrative                         3,506.59

202024       2003-02-06     Leslie Romines                                    Administrative                           161.37

202025       2003-02-06     Leslie Thomas                                     Administrative                           890.46

202026       2003-02-06     Lisa Kahl                                         Administrative                           206.85

202027       2003-02-06     Mary O'Keefe                                      Administrative                            55.10

202028       2003-02-06     Max Gardner Jr.                                   Administrative                         4,752.07

202029       2003-02-06     Nicole Sanders                                    Administrative                            59.02

202030       2003-02-06     Robert Spencer                                    Administrative                         1,020.00

202031       2003-02-06     Steven Anderson                                   Administrative                         6,433.36

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
202032       2003-02-06     Timothy Duffy                                     Administrative                         1,673.10

202033       2003-02-06     City of Portland                                  Administrative                           100.00

202034       2003-02-06     Susan Fonss                                       Administrative                         5,370.57

202035       2003-02-07     Kelly Temporary Services, Inc.                    Administrative                         7,462.43

202036       2003-02-07     Accountants Inc                                   Administrative                         2,961.75

202037       2003-02-07     Ikon Office Solutions, Inc.                       Administrative                        68,231.01

202038       2003-02-07     Robert L Berger & Associates, LLC                 Administrative                        50,767.60

202039       2003-02-07     Internal Revenue Service                          Sales, Use & Other Tax                    28.20

202040       2003-02-11     Technology Integration Group                      Administrative                        19,627.04

202041       2003-02-13     Andrew Cahill                                     Administrative                         8,125.90

202042       2003-02-13     Beth Martinko                                     Administrative                         3,645.87

202043       2003-02-13     Cary King                                         Administrative                           211.55

202044       2003-02-13     Craig Ryall                                       Administrative                         4,772.70

202045       2003-02-13     Dan Bissi                                         Administrative                            54.20

202046       2003-02-13     Deborah Denison                                   Administrative                         4,853.68

202047       2003-02-13     Deborah Traub                                     Administrative                         8,928.70

202048       2003-02-13     Debra Moore                                       Administrative                           896.70

202049       2003-02-13     Edward Chopskie                                   Administrative                           895.11

202050       2003-02-13     Ellen Contente                                    Administrative                         4,374.94

202051       2003-02-13     Eric Fronk                                        Administrative                           653.80

202052       2003-02-13     Frank Hicks                                       Administrative                         1,532.65

202053       2003-02-13     Gail Masiello                                     Administrative                           180.53

202054       2003-02-13     Glenn Pinto                                       Administrative                         2,068.75

202055       2003-02-13     Harold Hertig                                     Administrative                         1,295.50

202056       2003-02-13     James Archuleta                                   Administrative                           568.91

202057       2003-02-13     Jay Noonan                                        Administrative                           355.65

202058       2003-02-13     Joseph Cohen                                      Administrative                         1,273.00

202059       2003-02-13     Karl Keebaugh                                     Administrative                         3,504.59

202060       2003-02-13     Kenneth Marcus                                    Administrative                         1,782.93

202061       2003-02-13     Kenneth Scudder                                   Administrative                            49.06

202062       2003-02-13     Kjell Martin                                      Administrative                           100.00

202063       2003-02-13     Kunal Mehta                                       Administrative                         1,448.49

202064       2003-02-13     Lindsey Ferguson                                  Administrative                            51.08

202065       2003-02-13     Mary O'Keefe                                      Administrative                         1,181.00

202066       2003-02-13     Milton Capsimalis                                 Administrative                           237.82

202067       2003-02-13     Pradeep Vancheeswaran                             Administrative                           551.32

202068       2003-02-13     Reginald Parks                                    Administrative                           913.40

202069       2003-02-13     Robert Luddy                                      Administrative                         9,749.19

202070       2003-02-13     Robert Phillips                                   Administrative                         1,682.91

202071       2003-02-13     Roger Amador                                      Administrative                         1,389.54

202072       2003-02-13     Sally James                                       Administrative                           149.23

202073       2003-02-13     Sam Mercer                                        Administrative                           769.00

202074       2003-02-13     Stephanie Thompson                                Administrative                           325.00

202075       2003-02-13     Steven Wade                                       Administrative                           150.00

202076       2003-02-13     Terri Holm                                        Administrative                            43.73

202077       2003-02-13     Todd Bashor                                       Administrative                           799.00

202078       2003-02-13     Travis Schmid                                     Administrative                           723.74

202079       2003-02-14     American Express                                  Administrative                            29.00

202080       2003-02-14     Anita Flagg                                       Administrative                         3,160.00

202081       2003-02-14     Aramark                                           Administrative                         1,627.29

202082       2003-02-14     Arizona Corporation Commission                    Administrative                            54.00

202083       2003-02-14     Birlasoft, Inc.                                   Administrative                        15,658.78

202084       2003-02-14     Brian Carmody                                     Administrative                         4,800.00

202085       2003-02-14     Business Music & Comm., LLC                       Administrative                         1,627.52

202086       2003-02-14     Corporate Executive Board, Inc.                   Administrative                         5,000.00

202087       2003-02-14     De Lage Landen Financial Services, Inc.           Administrative                            46.04

202088       2003-02-14     Dhl Airways Inc.                                  Administrative                            29.43

202089       2003-02-14     Dynamic Computing Services Corporation            Administrative                         5,125.00

202090       2003-02-14     Federal Express Corporation                       Administrative                         2,170.98

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
202091       2003-02-14     Flanagan Consulting Group                         Administrative                         4,000.00

202092       2003-02-14     Giga Information Group, Inc.                      Administrative                           319.93

202093       2003-02-14     Giga Information Group, Inc.                      Administrative                        11,200.00

202094       2003-02-14     Global Consulting Services of U.S., Inc.          Administrative                         5,760.00

202095       2003-02-14     Help Desk Institute, Inc.                         Administrative                         3,500.00

202096       2003-02-14     Immix Group                                       Administrative                         3,000.00

202097       2003-02-14     Inez Luna                                         Administrative                         1,058.81

202098       2003-02-14     International Data Corporation                    Administrative                         5,200.00

202099       2003-02-14     J. Gregory Kasun                                  Administrative                        12,909.75

202100       2003-02-14     Kelar Corporation                                 Administrative                           150.00

202101       2003-02-14     Kelly Staff Leasing, Inc.                         Administrative                        22,618.12

202102       2003-02-14     Kelly Temporary Services, Inc.                    Administrative                         1,594.33

202103       2003-02-14     Kevin Ortzman                                     Administrative                        13,400.00

202104       2003-02-14     L&L Printers Inc                                  Administrative                         3,000.00

202105       2003-02-14     Larrabee Zimmerman LLP                            Professional Fees                          0.00

202106       2003-02-14     Legal Reprographics, Inc.                         Administrative                         5,000.00

202107       2003-02-14     Michael Rawlings                                  Administrative                         3,200.00

202108       2003-02-14     Marsh & Associates, P.C.                          Administrative                         3,000.00

202109       2003-02-14     Michigan Department of Treasury                   Sales, Use & Other Tax                 2,370.83

202110       2003-02-14     Mulludee Schlitt                                  Administrative                         6,150.00

202111       2003-02-14     Muzak                                             Administrative                            49.21

202112       2003-02-14     MySQL                                             Administrative                        22,000.00

202113       2003-02-14     NIIT USA Inc.                                     Administrative                         3,093.31

202114       2003-02-14     North Carolina Department of Revenue              Sales, Use & Other Tax                    44.25

202115       2003-02-14     Office Depot, Inc.                                Administrative                         5,628.57

202116       2003-02-14     Orchestrated Solutions, LLC                       Administrative                        19,700.00

202117       2003-02-14     Osprey Consulting                                 Administrative                        10,000.00

202118       2003-02-14     Patrick Murphy                                    Administrative                         5,920.00

202119       2003-02-14     PeopleSoft USA, Inc.                              Administrative                             0.00

202120       2003-02-14     Primero Systems, Inc.                             Administrative                         8,735.00

202121       2003-02-14     Resources Connection, Corp.                       Administrative                        13,440.00

202122       2003-02-14     Software Support Group                            Administrative                        27,042.15

202123       2003-02-14     Steelhead Productions                             Administrative                        55,084.16

202124       2003-02-14     Steve Lagotta                                     Administrative                         5,120.00

202125       2003-02-14     Susan Fonss                                       Administrative                         4,080.00

202126       2003-02-14     TEKSystems, Inc.                                  Administrative                         4,160.00

202127       2003-02-14     Telelingua France                                 Administrative                         7,495.41

202128       2003-02-14     Trados Corporation                                Administrative                         3,000.00

202129       2003-02-14     Transcript                                        Administrative                        16,138.95

202130       2003-02-14     Universal Protection Service Corporation          VOID                                       0.00

202131       2003-02-14     Video Monitoring Services Of America, LP          Administrative                            43.10

202132       2003-02-14     Vision Service Plan                               Administrative                         2,158.56

202133       2003-02-14     Vivare                                            Administrative                         1,200.00

202134       2003-02-14     AHT                                               Administrative                         4,275.88

202135       2003-02-18     City and County of Denver                         Administrative                           100.56

202136       2003-02-18     Connecticut Department of Revenue                 Sales, Use & Other Tax                 1,294.50

202137       2003-02-18     Indiana Department Of Revenue                     Sales, Use & Other Tax                    58.32

202138       2003-02-18     New Mexico Taxation & Revenue Department          Sales, Use & Other Tax                   739.00

202139       2003-02-18     Virginia Department of Revenue                    Sales, Use & Other Tax                   227.23

202140       2003-02-18     Washington Department of Revenue                  Sales, Use & Other Tax                    22.50

202141       2003-02-18     St. Regis Washington, DC                          Administrative                         5,232.00

202142       2003-02-19     Cedar, Inc.                                       Administrative                        25,600.00

202143       2003-02-20     Adele Wilcox                                      Administrative                         1,015.76

202144       2003-02-20     Andrew Leuthe                                     Administrative                           532.00

202145       2003-02-20     David Martin                                      Administrative                         1,000.00

202146       2003-02-20     Deborah Traub                                     Administrative                        21,973.31

202147       2003-02-20     Debra Moore                                       Administrative                         3,771.16

202148       2003-02-20     Doran Butler                                      Administrative                         1,157.64

202149       2003-02-20     Gary Greenfield                                   Administrative                         7,875.41

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
202150       2003-02-20     Hillary Wilson                                    Administrative                           933.71

202151       2003-02-20     Kathryn Vizas                                     Administrative                         3,929.47

202152       2003-02-20     Kathy Abbruzzetti                                 Administrative                           783.76

202153       2003-02-20     Kenneth Whitehead                                 Administrative                         1,236.87

202154       2003-02-20     Kevin Kish                                        Administrative                         1,929.97

202155       2003-02-20     Larry De'Ath                                      Administrative                         2,705.42

202156       2003-02-20     Lisa Kahl                                         Administrative                           302.57

202157       2003-02-20     Lynn Morimoto                                     Administrative                           129.85

202158       2003-02-20     Maria Psyhogios                                   Administrative                           179.64

202159       2003-02-20     Martha Bellens-Martin                             Administrative                           596.99

202160       2003-02-20     Max Gardner Jr.                                   Administrative                         2,908.66

202161       2003-02-20     Meelin Nakata                                     Administrative                         3,442.25

202162       2003-02-20     Morgan Langley                                    Administrative                         4,000.00

202163       2003-02-20     Ruth Herfurth                                     Administrative                            59.90

202164       2003-02-20     Sheree Lovering                                   Administrative                            28.68

202165       2003-02-20     Tina Sarver                                       Administrative                           120.75

202166       2003-02-20     Vicky Knox                                        Administrative                         1,531.13

202167       2003-02-20     James Hedrick                                     Administrative                            50.00

202168       2003-02-21     Accountants Inc                                   Administrative                         3,989.71

202169       2003-02-21     Advanced Market Place, Inc.                       Selling                                4,200.00

202170       2003-02-21     Anita Flagg                                       Administrative                         3,120.00

202171       2003-02-21     Applied Communications Group                      Administrative                        50,000.00

202172       2003-02-21     Brian Carmody                                     Administrative                         4,320.00

202173       2003-02-21     Bureau of Commercial Services                     Administrative                           660.00

202174       2003-02-21     Business Laws, Inc.                               Administrative                            76.00

202175       2003-02-21     Carrie Albrant                                    Administrative                           390.00

202176       2003-02-21     Charles E. Noell, III                             Administrative                         3,500.00

202177       2003-02-21     Chris Cole                                        Administrative                         3,000.00

202178       2003-02-21     Compaq Computer Corporation                       Administrative                         1,919.52

202179       2003-02-21     Deloitte & Touche LLP                             Professional Fees                      7,095.00

202180       2003-02-21     Dhl Airways Inc.                                  Administrative                            35.89

202181       2003-02-21     Dynamic Computing Services Corporation            Administrative                         5,375.00

202182       2003-02-21     Encompass Electrical Technologies                 Administrative                         1,499.32

202183       2003-02-21     Federal Express Corporation                       Administrative                         1,134.81

202184       2003-02-21     Flanagan Consulting Group                         Administrative                         5,000.00

202185       2003-02-21     Fleet Business Credit Corp.                       Secured/Rent/Leases                   31,596.84

202186       2003-02-21     Global Consulting Services of U.S., Inc.          Administrative                         5,280.00

202187       2003-02-21     HQ GLOBAL SUITES - ALPHARETTA                     VOID                                       0.00

202188       2003-02-21     IBM  Corporation                                  Administrative                         2,400.12

202189       2003-02-21     IBM  Corporation                                  Administrative                       137,500.00

202190       2003-02-21     Inez Luna                                         Administrative                           980.41

202191       2003-02-21     Iron Mountain Off-Site Data Protection            Administrative                         1,270.00

202192       2003-02-21     J. Gregory Kasun                                  Administrative                        13,018.73

202193       2003-02-21     JCube Corporation                                 Administrative                        14,089.51

202194       2003-02-21     Jessica Parrish                                   Administrative                           775.00

202195       2003-02-21     John Moores                                       Administrative                         4,000.00

202196       2003-02-21     Kelly Staff Leasing, Inc.                         Administrative                        46,969.52

202197       2003-02-21     Kelly Temporary Services, Inc.                    Administrative                           864.38

202198       2003-02-21     Kevin Ortzman                                     Administrative                        11,600.00

202199       2003-02-21     L&L Printers Inc                                  Administrative                            90.51

202200       2003-02-21     Larrabee Zimmerman LLP                            Professional Fees                     10,000.00

202201       2003-02-21     Legal Reprographics, Inc.                         VOID                                       0.00

202202       2003-02-21     Michael Rawlings                                  Administrative                         3,200.00

202203       2003-02-21     Michael Sanders                                   Administrative                         8,965.00

202204       2003-02-21     Mulludee Schlitt                                  Administrative                         5,000.00

202205       2003-02-21     NASPP, Ltd                                        Administrative                           425.00

202206       2003-02-21     NIIT USA Inc.                                     Administrative                        33,125.00

202207       2003-02-21     Neyenesch Printers, Inc                           Administrative                         1,718.68

202208       2003-02-21     Office Depot, Inc.                                Administrative                           945.88

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
202209       2003-02-21     Osprey Consulting                                 Administrative                         1,806.34

202210       2003-02-21     Patrick Murphy                                    Administrative                         4,800.00

202211       2003-02-21     Primero Systems, Inc.                             Administrative                         8,445.00

202212       2003-02-21     Steelhead Productions                             Administrative                        18,254.00

202213       2003-02-21     Steve Lagotta                                     Administrative                         4,800.00

202214       2003-02-21     T-Mobile, Inc.                                    Administrative                            70.88

202215       2003-02-21     Telelingua, USA, LLC                              Administrative                         7,495.41

202216       2003-02-21     Time Warner Cable                                 Administrative                           134.28

202217       2003-02-21     Tom Watrous                                       Administrative                         4,500.00

202218       2003-02-21     Transcript                                        Administrative                        26,934.30

202219       2003-02-21     Trevor B. Stokes                                  Administrative                         1,200.00

202220       2003-02-21     Video Monitoring Services Of America, LP          Administrative                           140.08

202221       2003-02-21     Vision Service Plan                               Administrative                         9,435.59

202222       2003-02-21     Gerald P. May III                                 Administrative                           680.00

202223       2003-02-24     Sunbelt Motivation & Travel                       Administrative                       123,145.00

202224       2003-02-24     Carr America, LP, Washington DC                   Administrative                        10,693.60

202225       2003-02-24     Carr Development & Construction, LP               Administrative                       103,905.71

202226       2003-02-24     Interior Architects, Inc.                         Administrative                         5,000.00

202227       2003-02-24     San Diego Business Travel Assoc, Inc              Administrative                           340.00

202228       2003-02-26     David Childs, Tax Assessor-Collector              Sales, Use & Other Tax                 4,571.41

202229       2003-02-26     Metropolitan Trustee                              Administrative                        13,085.43

202230       2003-02-26     Delaware Secretary of State                       Sales, Use & Other Tax                    50.00

202231       2003-02-26     Outsource Marketing Associates, Inc.              Administrative                         2,200.00

202232       2003-02-26     Eye / Comm, Inc.                                  Administrative                           464.00

202233       2003-02-27     Amy Griffin                                       Administrative                         1,396.69

202234       2003-02-27     Beth Martinko                                     Administrative                        20,005.08

202235       2003-02-27     Brent Prenzlow                                    Administrative                           257.75

202236       2003-02-27     Cary King                                         Administrative                         3,753.90

202237       2003-02-27     Christopher Hahn                                  Administrative                           641.82

202238       2003-02-27     Cindy Stephens                                    Administrative                           172.53

202239       2003-02-27     Craig Tropea                                      Administrative                           312.86

202240       2003-02-27     David Baron                                       Administrative                         7,648.22

202241       2003-02-27     David Leibow                                      Administrative                         2,974.11

202242       2003-02-27     David McNulla                                     Administrative                           150.00

202243       2003-02-27     Deborah Denison                                   Administrative                         1,565.85

202244       2003-02-27     Deborah Peterson                                  Administrative                         1,445.00

202245       2003-02-27     Deborah Traub                                     Administrative                            63.90

202246       2003-02-27     Denise List                                       Administrative                            17.43

202247       2003-02-27     Douglas App                                       Administrative                         1,431.11

202248       2003-02-27     Ellen Contente                                    Administrative                         2,950.00

202249       2003-02-27     Eric Bayona                                       Administrative                            24.95

202250       2003-02-27     Ernesto Rivera                                    Administrative                         5,557.17

202251       2003-02-27     Francisco Fantauzzi                               Administrative                           267.18

202252       2003-02-27     Frank Hicks                                       Administrative                         2,635.03

202253       2003-02-27     Gilbert Di Gioia                                  Administrative                         1,059.80

202254       2003-02-27     Gloria Quinones                                   Administrative                           720.00

202255       2003-02-27     Gregory Elevich                                   Administrative                           640.38

202256       2003-02-27     Heather Nguyen                                    Administrative                         1,175.76

202257       2003-02-27     Hillary Wilson                                    Administrative                           640.96

202258       2003-02-27     James Rogers Jr                                   Administrative                         1,255.00

202259       2003-02-27     Jeffrey Eskens                                    Administrative                           299.95

202260       2003-02-27     Jennifer Edwards                                  Administrative                           213.87

202261       2003-02-27     Jennifer Stevens                                  Administrative                            91.96

202262       2003-02-27     Joseph Cohen                                      Administrative                         1,730.17

202263       2003-02-27     Kathryn Vizas                                     Administrative                         1,043.39

202264       2003-02-27     Leslie Romines                                    Administrative                            92.95

202265       2003-02-27     Lisa Hanna                                        Administrative                            29.95

202266       2003-02-27     Lisa Kahl                                         Administrative                           450.45

202267       2003-02-27     Maria Munoz                                       Administrative                            59.95

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
202268       2003-02-27     Mary O'Keefe                                      Administrative                            53.56

202269       2003-02-27     Max Gardner Jr.                                   Administrative                         1,649.84

202270       2003-02-27     Melissa Aigeldinger                               Administrative                           208.29

202271       2003-02-27     Michelle Williams                                 Administrative                           286.61

202272       2003-02-27     Pauline Knudsen-Mulvey                            Administrative                         2,560.70

202273       2003-02-27     Pradeep Vancheeswaran                             Administrative                            93.35

202274       2003-02-27     Roger Amador                                      Administrative                           502.80

202275       2003-02-27     Shannon Erman                                     Administrative                         1,506.26

202276       2003-02-27     Sheree Lovering                                   Administrative                         1,395.00

202277       2003-02-27     Stephen Daniels                                   Administrative                         7,567.08

202278       2003-02-27     Steven Thurston                                   Administrative                           231.20

202279       2003-02-27     Terry Paltadakis                                  Administrative                           546.66

202280       2003-02-27     Timothy Duffy                                     Administrative                         3,051.71

202281       2003-02-27     Timothy Knight                                    Administrative                           221.77

202282       2003-02-27     Timur Baytok                                      Administrative                           690.73

202283       2003-02-27     Todd Sulger                                       Administrative                           386.30

202284       2003-02-27     Accountants Inc                                   Administrative                           993.30

202285       2003-02-27     Advanced Tek Rep                                  Administrative                           115.31

202286       2003-02-27     Anita Flagg                                       Administrative                         2,520.00

202287       2003-02-27     Anything Wild, LLC                                VOID                                       0.00

202288       2003-02-27     Aramark                                           Administrative                           839.86

202289       2003-02-27     Avis Rent A Car, Inc.                             Administrative                            45.79

202290       2003-02-27     Brian Carmody                                     Administrative                         4,320.00

202291       2003-02-27     CDW Computer Centers, Inc.                        Administrative                         5,688.08

202292       2003-02-27     Charles E. Noell, III                             Administrative                        10,000.00

202293       2003-02-27     Chris Cole                                        Administrative                        10,500.00

202294       2003-02-27     Chris Cole                                        Administrative                         2,000.00

202295       2003-02-27     Colt Express Outsourcing Services, Inc.           Administrative                       226,929.62

202296       2003-02-27     Commissioner for Trademarks                       Administrative                           100.00

202297       2003-02-27     Convera Technologies                              Administrative                         4,375.00

202298       2003-02-27     Cor-O-Van Moving and Storage Co, Inc.             Administrative                         1,000.00

202299       2003-02-27     Cor-O-Van Moving and Storage Co, Inc.             Administrative                         1,126.42

202300       2003-02-27     County of San Diego                               Administrative                           236.00

202301       2003-02-27     Crystal Decisions, Inc                            Administrative                        10,000.00

202302       2003-02-27     De Lage Landen Financial Services, Inc.           Administrative                        14,025.13

202303       2003-02-27     Deanna Taylor                                     Administrative                           862.50

202304       2003-02-27     Dhl Airways Inc.                                  Administrative                           286.63

202305       2003-02-27     Division of Corporations - Deleware               Administrative                            36.00

202306       2003-02-27     Dynamic Computing Services Corporation            Administrative                        11,312.50

202307       2003-02-27     Ed Buckley                                        Administrative                         5,000.00

202308       2003-02-27     Ernesto Rivera                                    Administrative                        20,247.50

202309       2003-02-27     Evergreen Systems, Inc.                           Administrative                       126,293.24

202310       2003-02-27     Federal Express Corporation                       Administrative                         9,554.54

202311       2003-02-27     Flanagan Consulting Group                         Administrative                         4,500.00

202312       2003-02-27     Fleet Business Credit Corp.                       Secured/Rent/Leases                   79,940.81

202313       2003-02-27     Fleet Business Credit Corp.                       VOID                                       0.00

202314       2003-02-27     Global Consulting Services of U.S., Inc.          Administrative                         9,600.00

202315       2003-02-27     IBM  Corporation                                  Administrative                       137,500.00

202316       2003-02-27     Ikon Office Solutions, Inc.                       Administrative                        67,716.19

202317       2003-02-27     Inez Luna                                         Administrative                         1,112.80

202318       2003-02-27     Intact Technology, Inc                            Administrative                        44,526.19

202319       2003-02-27     Internet Security Systems, Inc.                   Administrative                        23,207.07

202320       2003-02-27     J. Gregory Kasun                                  Administrative                        12,955.39

202321       2003-02-27     JCube Corporation                                 Administrative                        10,266.40

202322       2003-02-27     John Moores                                       Administrative                         3,000.00

202323       2003-02-27     Kaufmann and Goble Associates Inc.                Administrative                         2,500.00

202324       2003-02-27     Kelly Temporary Services, Inc.                    Administrative                         1,120.18

202325       2003-02-27     Kevin Ortzman                                     Administrative                        17,200.00

202326       2003-02-27     LSW Engineers California, Inc.                    Administrative                            80.00

                               MOR-1 February 2003

       CHECK REGISTER 02/01-02/28/03 BOFA CHECKING ACCOUNT #1233-1-03945

CHECK          PAYMENT
NUMBER          DATE                        NAME                                   DESCRIPTION                   CHECK AMOUNT
-------      ----------     --------------------------------------            ----------------------             ------------
202327       2003-02-27     Legal Strategies Group, Inc.                      VOID                                       0.00

202328       2003-02-27     Michael Rawlings                                  Administrative                         3,280.00

202329       2003-02-27     Martin Bunen                                      Administrative                         2,974.80

202330       2003-02-27     Mellon Investor Services, LLC                     Administrative                         3,088.47

202331       2003-02-27     Mulludee Schlitt                                  Administrative                         7,400.00

202332       2003-02-27     NIIT USA Inc.                                     Administrative                         3,671.41

202333       2003-02-27     Neyenesch Printers, Inc                           Administrative                           284.24

202334       2003-02-27     Odegard Labs, Inc.                                Administrative                           695.00

202335       2003-02-27     Orchestrated Solutions, LLC                       Administrative                         8,150.00

202336       2003-02-27     Palomar Mountain Spring Water, Inc.               Administrative                           828.00

202337       2003-02-27     Patrick Murphy                                    Administrative                         5,360.00

202338       2003-02-27     Paul Fredrickson                                  Administrative                         4,039.78

202339       2003-02-27     Precision Litho, Inc.                             Administrative                           269.38

202340       2003-02-27     Price Waterhouse Coopers LLP                      VOID                                       0.00

202341       2003-02-27     Primero Systems, Inc.                             Administrative                         8,730.00

202342       2003-02-27     Resources Connection, Corp.                       Administrative                         7,830.00

202343       2003-02-27     San Diego County Tax Collector                    Sales, Use & Other Tax                   915.88

202344       2003-02-27     Sitrick and Company, Inc.                         VOID                                       0.00

202345       2003-02-27     Sitrick and Company, Inc.                         VOID                                       0.00

202346       2003-02-27     Society for Human Resource Mngt.                  Administrative                           160.00

202347       2003-02-27     Software Support Group                            Administrative                        50,534.99

202348       2003-02-27     Steve Krahn                                       Administrative                         3,000.00

202349       2003-02-27     Steve Lagotta                                     Administrative                         4,560.00

202350       2003-02-27     SuccessFactors, Inc.                              Administrative                        15,000.00

202351       2003-02-27     SunGard Treasury Systems, Inc.                    Administrative                         6,683.56

202352       2003-02-27     Swenson Advisors, LLP                             VOID                                       0.00

202353       2003-02-27     Telelingua, USA, LLC                              Administrative                        32,100.00

202354       2003-02-27     Tom Watrous                                       Administrative                         9,000.00

202355       2003-02-27     Tri-Ad Actuaries, Inc.                            Administrative                         4,619.00

202356       2003-02-27     Utiliware                                         Administrative                        26,500.00

202357       2003-02-27     Vision Service Plan                               Administrative                         6,222.72

202358       2003-02-28     Nicole Sanders                                    Administrative                           137.00

202359       2003-02-28     Todd Bashor                                       Administrative                           799.00

202360       2003-02-28     Business Centers of America                       Administrative                         1,000.00

202361       2003-02-28     Carr America, LP, Washington DC                   Administrative                         9,979.69

202362       2003-02-28     Caterair International                            Secured/Rent/Leases                   31,503.19

202363       2003-02-28     Executive Commons                                 Secured/Rent/Leases                    2,040.00

202364       2003-02-28     HQ GLOBAL SAN MATEO                               Secured/Rent/Leases                   11,107.74

202365       2003-02-28     HQ Global Workplaces                              Secured/Rent/Leases                    3,689.71

202366       2003-02-28     HQ Global Workplaces, Inc.                        Secured/Rent/Leases                    1,558.36

202367       2003-02-28     HQ Global Workplaces, Inc.                        Secured/Rent/Leases                    8,982.90

202368       2003-02-28     HQ Global Workplaces, Inc.                        Secured/Rent/Leases                    1,436.98

202369       2003-02-28     HQ Global Workplaces, Inc.                        Secured/Rent/Leases                    7,997.45

202370       2003-02-28     Kilroy Realty, LP                                 Secured/Rent/Leases                  610,173.09

202371       2003-02-28     Rockefeller Group Business Centers, Inc           Secured/Rent/Leases                   10,245.12
                                                                                                                 ------------
                                                                                                                 4,274,725.15
                                                                                                                 ============

                               MOR-1 February 2003

                            PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                             PAYMENTS MADE BY CHECK
                              02/01/2003-02/28/2003

      Date            Payee                                  Description                    Amount          MOR-1 Category
CITIBANK CIGNA-CA ACCOUNT #30490936
-----------------------------------
01/01/03-01/31/03   Various (1)             Third Party Administered Insurance payments   112,819.70        Administrative

CITIBANK CIGNA- NON-CA ACCOUNT #30490928
----------------------------------------

01/01/03-01/31/03   Various (1)             Third Party Administered Insurance payments   141,873.52        Administrative

NOTES:

(1) Detail is available upon request. The check register is generally received one month in arrears.

                              MOR-1 February 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                                    EXHIBIT 1
                          PRO BUSINESS PAYROLL REPORTS
                              02/01/2003-02/28/2003

                                                            Net             Payroll          Total
Pay Date           Description                           Payroll (1)         Taxes        Per Report
---------     ----------------------                    ------------     ------------    ------------
2/11/2003     Peregrine Systems Inc.                    1,020,400.95       643,619.34    1,664,020.29
2/18/2003     Peregrine Systems Inc.                        1,765.98        35,363.93       37,129.91
2/18/2003     Peregrine Systems Inc.                            0.00         5,800.00        5,800.00
2/20/2003     Peregrine Systems Inc.                        8,266.45         6,941.70       15,208.15
2/25/2003     Peregrine Systems Inc.                    1,062,158.89       673,597.48    1,735,756.37
2/27/2003     Peregrine Systems Inc.                       21,333.15        17,330.38       38,663.53
                                                        ------------     ------------    ------------
Total Funded per B of A payroll A/C #1450-9-08274       2,113,925.42     1,382,652.83    3,496,578.25
                                                        ============     ============    ============

NOTE:

(1) Includes direct deposits, paychecks, and third party checks. See attached payroll summaries.

                               MOR-1 EXHIBIT 1

PRGN-PSI-Peregrine Systems, Inc.                  ADVICE OF DEBIT         Control # 058A/0211/1423            ProBusiness
Report Date 02/11/2003 Page 001  Paygroup 1                             Check Date 02/14/2003 Period    02/01/2003 - 02/15/2003

ProBusiness   4125 Hopyard Dr., Pleasanton, CA 94588   (925) 734-9990

                                PAYROLL

Paychecks                                                   26,920.57
Manuals                                                     24,422.69
   CheckPro Manuals                                         24,422.69
   Manual Check Manuals                                          0.00
   Adj Check Manuals                                             0.00
Voids:                                                           0.00
   Paycheck Voids                                                0.00
   Direct Deposit Voids                                          0.00
   CheckPro Voids                                                0.00
   Manual Voids                                                  0.00
   Adjustment Voids                                              0.00
Direct Deposit                                                   0.00
Taxes                                                            0.00
Third Party Checks                                               0.00

TOTAL                                                    1,664,020.29

                                FEDERAL

EMPLOYEE TAXES
Federal Income Tax                                         285,851.80
Social Security (FICA)                                     101,378.84
Federal Medicare                                            24,014.54
Advanced Earned Income Credit                                       0
  Sub-Total                                                411,245.18

EMPLOYER TAXES
Social Security - Employer                                 101,378.84
Federal Medicare - Employer                                 24,014.54
Federal Unemployement                                        1,910.26
  Sub-Total                                                127,303.64

TOTAL                                                      538,548.82

                                ALABAMA

EMPLOYEE TAXES
Income Tax                                                     110.78
  Sub-Total                                                    110.78

EMPLOYEE TAXES
Unemployement                                                   75.32
Employment Security Assessment                                   1.06
  Sub-Total                                                     76.38

TOTAL                                                          187.16

Our records show that your taxes will be processed by power Tax.

An * denotes memo entries, Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL Consist of Federal, States, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 02/14/2003.

Total funds required for this payroll (paychecks,                            Tax liability minus
  tax liabilities & 3rd party checks minus memo entries):  1,639,597.60         memo entries:      643,619.34

                                MOR-1 EXHIBIT 1

PRGN-PSI-Peregrine Systems, Inc.                 Advice of Debit  Control # 059B/0218/1529              ProBusiness
Report Date 02/18/2003 Page 001 Paygroup 1                        Check Date   12/31/2002        Period 12/31/2002 - 12/31/2002

ProBusiness        4125 Hopyard Dr.. Pleasanton, CA 94588         (925) 734-9990

                                     PAYROLL

Paychecks                                                                 276.68
Manuals                                                                 1,489.30
   CheckPro Manuals                                                         0.00
   Manual Check Manuals                                                 1,489.30
   Adj Check Manuals                                                        0.00
Voids:                                                                      0.00
   Paycheck Voids                                                           0.00
   Direct Deposit Voids                                                     0.00
   CheckPro Voids                                                           0.00
   Manual Voids                                                             0.00
   Adjustment Voids                                                         0.00
Direct Deposit                                                              0.00
Taxes                                                                  35,363.93

TOTAL                                                                  37,129.91

                                     FEDERAL

EMPLOYEE TAXES
Federal Income Tax                                                          0.00
Social Security (FICA)                                                  8,606.72
Federal Medicare                                                        9,554.06
Advanced Earned Income Credit                                               0.00
  Sub-Total                                                            18,160.78

EMPLOYER TAXES
Social Security - Employer                                              8,606.72
Federal Medicare-Employer                                               9,554.06
Federal Unemployment                                                        3.04
  Sub-Total                                                            18,163.82

TOTAL                                                                  36,324.60

                                   CALIFORNIA

EMPLOYEE TAXES
Income Tax                                                             (1,072.36)
State Disability                                                          111.01
  Sub-Total                                                              (961.35)

EMPLOYER TAXES
Unemployment                                                                0.00
EE Training Fund                                                            0.00
  Sub-Total                                                                 0.00

TOTAL                                                                    (961.35)

Our records show that your taxes will be processed by PowerTax.

An * denotes memo entries, Advanced EIC payments reduce your 941 tax liablity.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this payroll (paychecks                           Tax liabilities minus memo entries:           35,363.93
  & tax liabilities minus memo entries) :                35,640.61

                                MOR-1 EXHIBIT 1

PRGN-PSI-Peregrine Systems, Inc.-              Advice of Debit      Control # 060A/0218/1704                 ProBusiness
Report Date 02/18/2003  Page 001  Paygroup 1                        Check Date  12/31/2002  Period     12/31/2002 - 12/31/2002

ProBusiness            4125 Hopyard Dr., Pleasanton, CA 94588                             (925) 734-9990

                        PAYROLL

Paychecks                                       0.00
Manuals                                         0.00
   CheckPro Manuals                             0.00
   Manual Check Manuals                         0.00
   Adj Check Manuals                            0.00
Voids:                                          0.00
   Paycheck Voids                               0.00
   Direct Deposit Voids                         0.00
   CheckPro Voids                               0.00
   Manual Voids                                 0.00
   Adjustment Voids                             0.00
Direct Deposit                                  0.00
Taxes                                      (5,800.00)

TOTAL                                      (5,800.00)

                        FEDERAL

EMPLOYEE TAXES
Federal Income Tax                                0.00
Social Security (FICA)                            0.00
Federal Medicare                             (2,900.00)
Advanced Earned Income Credit                     0.00
  Sub-Total                                  (2,900.00)

EMPLOYER TAXES
Social Security - Employer                        0.00
Federal Medicare - Employer                  (2,900.00)
Federal Unemployment                              0.00
  Sub-Total                                  (2,900.00)

TOTAL                                        (5,800.00)

                       CALIFORNIA

EMPLOYEE TAXES
Income Tax                                       0.00
State Disability                                 0.00
  Sub-Total                                      0.00

EMPLOYER TAXES
Unemployment                                     0.00
EE Training Fund                                 0.00
  Sub-Total                                      0.00

TOTAL                                            0.00

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002.

Total funds required for this
  payroll (paychecks & tax liabilities minus memo entries):     (5,800.00)    Tax liabilities minus memo entries:   (5,800.00)

                                MOR-1 EXHIBIT 1

PRGN-PSI-Peregrine Systems, Inc. -            Advice of Debit    Control # 061A/0220/1412                      ProBusiness
Report Date 02/20/2003  Page 001  Paygroup 1                     Check Date  12/31/2002   Period           12/31/2002 - 12/31/2002

ProBusiness            4125 Hopyard Dr., Pleasanton, CA 94588     (925) 734-9990

                                     PAYROLL

Paychecks                                                                   0.00
Manuals                                                                 8,266.45
     CheckPro Manuals                                                   8,266.45
     Manual Check Manuals                                                   0.00
     Adj Check Manuals                                                      0.00
Voids:                                                                      0.00
     Paycheck Voids                                                         0.00
     Direct Deposit Voids                                                   0.00
     CheckPro Voids                                                         0.00
     Manual Voids                                                           0.00
     Adjustment Voids                                                       0.00
Direct Deposit                                                              0.00
TAXES                                                                   6,941.70

TOTAL                                                                  15,208.15

                                     FEDERAL

EMPLOYEE TAXES
Federal Income Tax                                                      6,185.05
Social Security (FICA)                                                      0.00
Federal Medicare                                                            0.00
Advanced Earned Income Credit                                               0.00
     Sub-Total                                                          6,185.05

EMPLOYER TAXES
Social Security - Employer                                                  0.00
Federal Medicare  - Employer                                                0.00
Federal Unemployment                                                        0.00
     Sub-Total                                                              0.00

TOTAL                                                                   6,185.05

                                   CALIFORNIA

EMPLOYEE TAXES
Income Tax                                                                756.65
State Disability                                                            0.00
     Sub-Total                                                            756.65

EMPLOYER TAXES
Unemployment                                                                0.00
EE Training Fund                                                            0.00
     Sub-Total                                                              0.00

TOTAL                                                                     756.65

Our records show that your taxes will be processed by PowerTax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 12/31/2002

Total funds required for this payroll (paychecks & tax
   liabilities minus memo entries):                        6,941.70      Tax liabilities minus memo entries:         6,941.70

                                MOR-1 EXHIBIT 1

PRGN-PSI-Peregrine Systems, Inc.                 Advice of Debit    Control # 063A/0225/1454                 ProBusiness
Report Date 02/25/2003 Page 001 Paygroup 1                          Check Date 02/28/2003   Period    02/16/2003 - 02/28/2003

ProBusiness         4125 Hopyard Dr., Pleasanton, CA 94588        (925) 734-9990

                       PAYROLL

Paychecks                                  29,587.75
Manuals                                    73,590.75
   CheckPro Manuals                        73,590.75
   Manual Check Manuals                         0.00
   Adj Check Manuals                            0.00
Volds:                                          0.00
   Paycheck Voids                               0.00
   Direct Deposit Voids                         0.00
   CheckPro Voids                               0.00
   Manual Voids                                 0.00
   Adjustment Voids                             0.00
Direct Deposit                            955,539.39
Taxes                                     673,597.48
Third Party Checks                          3,441.00
Third Party Manual Checks                     754.00
Third Party Void Checks                      (754.00)

TOTAL                                   1,735,756.37

                       FEDERAL

EMPLOYEE TAXES
Federal Income Tax                        312,721.83
Social Security (FICA)                    104,973.62
Federal Medicare                           25,126.68
Advanced Earned Income Credit                   0.00
  Sub-Total                               442,822.13

EMPLOYER TAXES
Social Security - Employer                104,973.62
Federal Medicare - Employer                25,726.68
Federal Unemployment                          540.44
  Sub-Total                               130,640.74

TOTAL                                     573,462.87

                       ALABAMA

EMPLOYEE TAXES
Income Tax                                    402.01
  Sub-Total                                   402.01

EMPLOYER TAXES
Unemployment                                    0.00
Employment Secutity Assessment                  0.00
  Sub-Total                                     0.00

TOTAL                                         402.01

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability

The TAXES shown under PAYROLL consists of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 02/28/2003.

Total funds required for this payroll (paychecks, tax
   liabilities & 3rd party checks minus memo entries) :    1,662,165.62        Tax liabilities minus memo entries:  673,597.48



                               MOR - 1 EXHIBIT 1

PRGN-PSI-Peregrine Systems, Inc. -                    Advice of Debit          Control # 064B/0227/1327            ProBusiness
Report Date 02/27/2003 Page 001 Paygroup 1                                  Check Date   03/01/2003 Period   02/01/2003 - 02/27/2003

ProBusiness         4125 Hopyard Dr., Pleasarition , CA 94588           (925) 734-9990

                 PAYROLL

Paychecks                      21,333.15
Manuals                             0.00
   CheckPro Manuals                 0.00
   Manual Check Manuals             0.00
   Adj Check Manuals                0.00
Voids :                             0.00
   Paycheck Voids                   0.00
   Direct Deposit Voids             0.00
   CheckPro Voids                   0.00
   Manual Voids                     0.00
   Adjustment Voids                 0.00
Direct Deposit                      0.00
Taxes                          17,330.38

TOTAL                          38,663.53

                   FEDERAL

EMPLOYEE TAXES
Federal Income Tax                 9,629.91
Social Security (FICA)             2,429.11
Federal Medicare                     568.10
Advanced Earned Income Credit          0.00
   Sub-Total                      12,627.12

EMPLOYER TAXES
Social Security - Employer         2,429.11
Federal Medicare - Employer          568.10
Federal Unemployment                   0.00
   Sub-Total                       2,997.21

TOTAL                             15,524.33

          CALIFORNIA

EMPLOYEE TAXES
Income Tax            609.08
State Disability       96.12
    Sub-Total         705.20

EMPLOYER TAXES
Unemployment            0.00
EE Training Fund        0.00
    Sub-Total           0.00

TOTAL                 705.20

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability

The TAXES shown under PAYROLL consist of Federal, Suite, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 03/01/2003.

Total funds required for this payroll (paychecks & tax                         Tax liabilities minus memo entries :      17,330.38
   liabilities minus memo entries) :                        38,663.53



                               MOR - 1 EXHIBIT 1

                             PEREGRINE SYSTEMS, INC.
                              CASE NO. 02-12740-JKF
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD OF 2/1/2003 - 2/28/2003

                                                                   FOR PERIOD         TOTAL POST-FILING
                                                                2/1/03 - 2/28/03      9/22/02 - 2/28/03
                                                                ----------------      ------------------
REVENUES:
      Licenses                                                  $    277,778          $    8,738,302
      Maintenance                                                  3,854,962              22,523,677
      Services                                                     2,041,165               7,228,217
                                                                ------------          --------------
             TOTAL REVENUE:                                        6,173,905              38,490,195

COSTS AND EXPENSES:
      Cost of licenses and hardware                                   32,689                 354,971
      Cost of Maintenance                                            689,601               3,883,171
      Cost of Services                                               606,035               5,362,543
      Sales                                                        1,841,104              11,356,512
      Marketing                                                      285,648               2,305,006
      Product Marketing                                               63,729                 513,670
      Development                                                  1,348,756               7,391,388
      General & administrative                                     7,587,394              39,100,529
                                                                ------------          --------------
             TOTAL COSTS AND EXPENSES:                            12,454,957              70,267,791

                                                                ------------          --------------
             OPERATING INCOME (LOSS)                              (6,281,051)            (31,777,596)

OTHER INCOME AND EXPENSES:

      Interest income (expenses)                                     303,910 (1)            (135,140)
      Other income (expenses)                                        (11,033)                 90,153

                                                                ------------          --------------
             INCOME (LOSS) BEFORE REORGANIZATION ITEMS            (5,988,175)            (31,822,583)
                                                                ------------          --------------

REORGANIZATION ITEMS:
      Professional Fees                                            8,886,866 (3)           9,456,328
      U.S. Trustee Quarterly Fees                                          -                  20,000
      (Gain) Loss from Sale of Assets                                      -             916,660,423 (2)
      Other Reorganization Expenses                                   50,768                  50,768
                                                                ------------          --------------
             Total Reorganization Items                            8,937,633             926,187,519
      Income tax benefit (expense)                                         -                       -
                                                                ------------          --------------
NET INCOME/(LOSS)                                               $(14,925,808)         $ (958,010,102)
                                                                ============          ==============

NOTE:

(1) Interest income/expense reported for the Debtor is interest for the consolidated group of Debtor and Debtor affiliates. It has not been allocated to Debtor affiliates for reporting purposes.

(2) Cumulative loss from sales of assets consists of approximately $914.3 million related to the sale of Peregrine Remedy in November 2002 and approximately $2.4 million related to the sales of the Telco business unit and XOL product set in December 2002. The loss related to the sale of Peregrine Remedy reported herein included writeoffs of goodwill and intangible assets which were subject to 3/31/02 audit adjustments. The 3/31/02 audit results were finalized during March of 2003 and goodwill of approximately $735 million relating to assets sold during November 2002 was written off. These audit adjustments have not yet been relected on this monthly operating report. Additional final adjustments to intangible assets and other accounts during the quarters ending 6/30/02 and 9/30/02 are pending. Once these adjustments are finalized, the loss on sale of assets relating to Remedy will be restated.

(3) Amount represents professional fees paid in this period - approximately $4.8 million - and professional fees accrued for future payment. Approximately $2.2 million relates to audit and tax return fees associated with the audit and restatement, $5.4 million relates to legal fees on behalf of both Peregrine and the creditors and $1.3 million for management related fees.

                                                                      FORM MOR-2

                             PEREGRINE SYSTEMS, INC.
                              CASE NO. 02-12740-JKF
                                  BALANCE SHEET
                             AS OF FEBRUARY 28, 2003

                                                                  02/28/03
                                                               --------------
                                                                      (1)
                  ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                 $  149,498,273
     Trade receivable, net of allowance                            21,763,451
     Financed and other receivables                                42,422,807
     Other current assets                                          17,580,593
                                                               --------------
             Total Current Assets                                 231,265,124

PROPERTY AND EQUIPMENT, NET                                        24,525,022

OTHER ASSETS
     Intercompany receivables                                     198,656,135
     Financed and other receivables - LT                           19,471,793
     Goodwill                                                      94,896,674
     Other intangible assets, investments and other, net           81,445,352
                                                               --------------
             TOTAL ASSETS                                      $  650,260,100
                                                               ==============

          LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
     Accounts payable                                          $      644,304
     Accrued payroll expenses                                       4,579,032
     Accrued expenses                                               4,923,775
     Deferred revenue                                              34,184,754
     Intercompany payables                                        142,231,009
     DIP financing from BMC                                                 -
                                                               --------------
             Total Postpetition Liabilities                       186,562,874

LIABILITIES SUBJECT TO COMPROMISE (PREPETITION)
     Secured Debt:
         Proceeds from financed A/R payable to Banks               39,903,000
         Long-term debt                                               319,446
     Priority Debt:
         Accrued income taxes                                      24,112,335
     Unsecured Debt:
         Accounts payable                                          46,121,826
         Intercompany payables                                    345,868,295
         Convertible subordinated notes                           264,546,977
                                                               --------------
             Total Pre-Petition Liabilities                       720,871,879

STOCKHOLDERS' EQUITY
     Common stock                                                     410,656
     Additional paid-in capital                                 3,266,312,210
     Treasury stock                                               (10,342,579)
     Equity in subsidiaries                                         2,817,246
     Accumulated deficit pre-petition                          (2,538,089,031)
     Accumulated deficit postpetition                            (958,010,102)
     Adjustments to Stockholders equity:
         Deferred compensation                                    (14,569,574)
         Cumulative translation adjustment                           (401,869)
         Other Comprehensive Income                                (5,301,610)
                                                               --------------
             Total Stockholders' Equity                          (257,174,653)

                                                               --------------
             TOTAL LIABILITIES & EQUITY                        $  650,260,100
                                                               ==============

NOTE

(1) Balances are subject to restatement pending the publication of Q1, Q2 and Q3 FY2003 financial statements.

                                                                      FORM MOR-3

IN RE: PEREGRINE SYSTEMS, INC.           CASE NO. 02-12740-JKF
                 Debtor                  REPORTING PERIOD: 02/01/03 - 02/28/03

                          STATUS OF POSTPETITION TAXES

The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable available upon request.

                                                                            NUMBER OF DAYS PAST DUE
                                                  Current        0-30       31-60          61-90      Over 90        Total
                                                -----------------------------------------------------------------------------
Accounts Payable                                $     96,472   $399,149    $148,683          $0          $0      $    644,304
Accrued payroll expenses                           4,579,032                                                        4,579,032
Accrued expenses                                   4,923,775                                                        4,923,775
Taxes Payable                                                                                                               -
Rent/Leases-Building                                                                                                        -
Rent/Leases-Equipment                                                                                                       -
Secured Debt/Adequate Protection Payments                                                                                   -
Professional Fees                                                                                                           -
Amounts Due to Insiders*                                                                                                    -
Deferred Revenue                                  34,184,754                                                       34,184,754
Intercompany payable                             142,231,009                                                      142,231,009
Revolving Debt Loan                                                                                                         -
                                                -----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                        $186,015,042   $399,149    $148,683          $0          $0      $186,562,874
                                                =============================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

0-30 days amount relates to the following:

     1) $18K in dispute with Inovis, Inc., regarding receivable from them,

     2) $43k in dispute with G.E. Capital regarding lease

     3) the majority of the remainder of accounts payable, which includes $248k to BMC, were paid in the month of March

31-60 days amount includes:

     1) $45K in dispute with Inovis, Inc., regarding receivable from them,

     2) the majority of the remainder was paid in the month of March

*"Insider" is defined in 11 U.S.C. Section 101(31).            FORM MOR-4 (9/99)

In re PEREGRINE SYSTEMS, INC.                         Case No. 02-12740-JKF
                   Debtor                             Reporting Period: 2/28/03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

             ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
             ----------------------------------                                      ------
Total Accounts Receivable at the beginning of the reporting period                 26,779,068
+ Amounts billed during the period                                                  8,301,695
- Amounts collected during the period                                             (10,438,661)
Total Accounts Receivable at the end of the reporting period                       24,642,103

       ACCOUNTS RECEIVABLE AGING                                                     AMOUNT
       -------------------------                                                     ------
0 - 30 days old                                                                    12,046,940
31 - 60 days old                                                                    6,042,069
61 - 90 days old                                                                      795,792
91+ days old                                                                        5,757,303
Total Accounts Receivable                                                          24,642,103
Amount considered uncollectible (Bad Debt)                                          2,878,651
Accounts Receivable (Net)                                                          21,763,451

                              DEBTOR QUESTIONNAIRE

                              MUST BE COMPLETED EACH MONTH                                  YES     NO
                              ----------------------------                                  ---     --
1.  Have any assets been sold or transferred outside the normal course of business                   X
    this reporting period? If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession         X
    account this reporting period? If yes, provide an explanation below. (SEE NOTE 1)

3.  Have all postpetition tax returns been timely filed? If no, provide an explanation       X
    below.

4.  Are workers compensation, general liability and other necessary insurance                X
    coverages in effect? If no, provide an explanation below.

NOTE:

(1) Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

                                                                     FORM MOR-5
                                                                         (9/99)